EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PRIMECAP Odyssey Funds does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PRIMECAP Odyssey Funds for the year ended October 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PRIMECAP Odyssey Funds for the stated period.

/s/ Joel P. Fried
Joel P. Fried
Co-Chief Executive Officer, PRIMECAP Odyssey Funds
(Principal Executive Officer)

Dated:	December 18, 2025

/s/ Alfred W. Mordecai
Alfred W. Mordecai
Co-Chief Executive Officer, PRIMECAP Odyssey Funds
(Principal Executive Officer)

Dated:	December 23, 2025

/s/ Julietta Martikyan
Julietta Martikyan
Chief Financial Officer, PRIMECAP Odyssey Funds
(Principal Financial Officer)

Dated:	December 18, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PRIMECAP Odyssey Funds for purposes of the Securities Exchange Act of 1934.